UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2014 (September 4, 2014)

ARCBEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

3801 Old Greenwood Road

Fort Smith, Arkansas 72903

(479) 785-6000

(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 — REGULATION FD DISCLOSURE

ArcBest Corporation (Nasdaq: ARCB) (the “Company”) is making a presentation at an investor conference on September 4, 2014.  The Company is providing the following update on the most recent information related to the Company’s third quarter 2014 financial results and business trends.  ABF Freight System, Inc. (“ABF Freight”) is the largest subsidiary of the Company.

ABF Freight’s financial metrics and business trends for third quarter 2014, through the end of August 2014:

•                  ABF Freight’s billed revenue per day increased by approximately 10% above last year’s level. Total tonnage per day increased by approximately 6% above last year’s level. Total billed revenue per hundredweight increased by approximately 4% and was impacted by freight mix changes related to increases in the amount of LTL shipments moving through the ABF Freight network and a reduction of truckload-rated tonnage associated with price increases implemented on spot business.

•                  As previously described regarding ABF Freight’s second quarter 2014 financial results, the productivity of new dock employees hired as a result of recent historical business growth is affecting ABF Freight’s operational results.  Through July and August, the sequential comparison to the second quarter of ABF Freight’s dock, street and yard productivity measures, versus recent history, has shown some improvement.  While ABF Freight is actively taking steps to drive improvement, productivity is still below historical levels.

•                  The change in timing of two events, both previously announced, will impact third quarter sequential comparisons versus similar comparisons for previous years:

•                  On July 1, 2014, as specified by its current labor contract, ABF Freight implemented a 2% wage increase for all union personnel. In the previous labor contract, running from 2008 through March 2013, wage increases were effective on April 1 and therefore had a neutral impact on sequential, operating ratio comparisons in the third quarter.

•                  ABF Freight implemented a nominal general rate increase on its LTL base rate tariffs of 5.4% effective March 24, 2014.  This applied to approximately 35% of ABF Freight’s business.  In recent previous years, general rate increases were effective in later periods ranging from late May to late July and therefore had a greater positive effect on sequential operating ratio comparisons in the third quarter.

•                  On August 1, 2014, as specified by its current labor contract, the union health, welfare and pension benefit rate increased an average of 3.6%.  There is no change to the August 1 timing of health, welfare and pension increases from the previous union labor contract.  The combined 2014 increase of union wages and fringe benefits is approximately 2.7%.  Both of these increases are specified by ABF Freight’s current labor contract and apply to approximately 75% of ABF Freight’s total employee count.

•                  ArcBest Corporation uses the two-class method for calculating earnings per share.  Under this method, dividends paid and a portion of undistributed net income, but not losses, are deducted from net income for the per-share calculation and allocated to unvested restricted stock units, which are considered participating securities.  Based on the current number of unvested restricted stock units issued, the portion of net income deducted for calculating earnings per share approximates 5%.

The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995: Statements contained in this report that are not based on historical facts are “forward-looking statements.” Terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “foresee,” “intend,” “may,” “plan,” “predict,” “project,” “scheduled,” “should,” “would” and similar expressions and the negatives of such terms are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on management’s current expectations and beliefs concerning future developments and their potential effect on us. Although management believes that these forward-looking statements are reasonable, as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and management’s present expectations or projections. Important factors that could cause our actual results to differ materially from those in the forward-looking statements include, but are not limited to: general economic conditions and related shifts in market demand that impact the performance and needs of industries served by ArcBest Corporation’s subsidiaries and/or limit our customers’ access to adequate financial resources; unfavorable terms of, or the inability to reach agreement on, future collective bargaining agreements or a workforce stoppage by our employees covered under ABF Freight’s collective bargaining agreement; relationships with employees, including unions; union and nonunion employee wages and benefits, including changes in required contributions to multiemployer pension plans; competitive initiatives, pricing pressures, the effect of volatility in fuel prices and the associated changes in fuel surcharges on securing increases in base freight rates and the inability to collect fuel surcharges; availability of fuel; default on covenants of financing arrangements and the availability and terms of future financing arrangements; availability and cost of reliable third-party services; disruptions or failures of services essential to the operation of our business or the use of information technology platforms in our business; timing and amount of capital expenditures, increased prices for and decreased availability of new revenue equipment and decreases in value of used revenue equipment; future costs of operating expenses such as maintenance and fuel and related taxes; self-insurance claims and insurance premium costs; governmental regulations and policies, including environmental laws and regulations; potential impairment of goodwill and intangible assets; the impact of our brands and corporate reputation; the cost, timing and performance of growth initiatives; the cost, integration and performance of any future acquisitions; the costs of continuing investments in technology, a failure of our information systems and the impact of cyber incidents; weather conditions; and other financial, operational and legal risks and uncertainties detailed from time to time in ArcBest Corporation’s Securities and Exchange Commission public filings.

For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof.  We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCBEST CORPORATION

(Registrant)

Date:	September 4, 2014	/s/ Michael R. Johns
Michael R. Johns
Vice President — General Counsel
and Corporate Secretary